SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 20, 2004

SUMMIT SECURITIES, INC.

(Exact name of registrant as specified in its charter)

Idaho	1-16177	82-0438135

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

601 W. 1st Avenue, Spokane, Washington 99201

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (509) 838-3111

None

(Former name or former address, if change since last report)

SIGNATURES
EXHIBIT INDEX
EX-16.1 Letter to the SEC

ITEM 4. Changes in Registrant’s Certifying Accountant

     On January 20, 2004, Ernst & Young LLP (“Ernst & Young”) resigned as the Registrant’s independent auditor. In connection with its resignation, Ernst & Young has withdrawn its independent auditors’ reports for the Registrant’s fiscal years ended September 30, 2001 and September 30, 2002. The audit committee of the Registrant’s Board of Directors did not participate in Ernst & Young’s decision to resign as the Registrant’s independent auditor.

     Ernst & Young’s independent auditor reports for the Registrant’s last two fiscal years ended September 30, 2002 have not contained an adverse opinion or a disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles, although those reports have now been withdrawn.

     In connection with its audits for the Registrant’s two most recently completed fiscal years ended September 30, 2002 and the subsequent interim period through January 20, 2004, there have been no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference thereto in their reports on the Registrant’s financial statements for such years or periods, although those reports have now been withdrawn.

     In connection with its resignation, Ernst & Young informed the Registrant’s audit committee that it believed there is a material weakness in the Registrant’s internal controls. Specifically, Ernst & Young indicated that certain members of senior management of the Registrant and the Registrant’s affiliate, Metropolitan Mortgage & Securities Co., Inc., had misrepresented facts and failed to make known all relevant information concerning an identified transaction occurring in the fiscal year ended September 30, 2002, resulting in incorrect accounting treatment for that transaction. The Registrant was not a party to the specific transaction identified by Ernst & Young as misstated. Further, Ernst & Young informed the Registrant’s audit committee of its conclusion that the Registrant’s control environment is insufficient to deter instances where senior management may misrepresent facts or withhold otherwise relevant information.

     In connection with its resignation, Ernst & Young has indicated to the Registrant’s audit committee that it is unwilling to rely on management’s representations or to be associated with the Registrant’s financial statements. Further, Ernst & Young has informed the Registrant’s audit committee that the circumstances surrounding its decision to resign materially impact the ability to rely on its previously issued independent auditor reports and the fairness of the financial statements underlying those reports.

     The Registrant has requested that Ernst & Young furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated January 26, 2004, is filed herewith as Exhibit 16.1.

ITEM 5. Other Events and Regulation FD Disclosure

     On January 12, 2004, the Registrant’s 9.5% Notes due 2005 were suspended from trading on the Pacific Exchange. The suspension of trading in the Registrant’s securities was effected pending a determination by the Pacific Exchange whether to delist the Company’s securities. Although the Registrant has a right to seek a hearing on this issue, the Registrant does not believe that any such hearing would be beneficial to the Registrant or the holders of its securities. Accordingly, the Registrant has requested voluntary delisting of its securities from the Pacific Exchange.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits

16.1 Letter to the Securities and Exchange Commission from Ernst & Young LLP dated January 26, 2004.

ITEM 9. Regulation FD Disclosure

The Registrant issued the following press release on January 22, 2004:

CONTACT: MARY KELLER
MARKET DEVELOPMENT & EXTERNAL AFFAIRS
(509) 835-2811

SUMMIT SECURITIES, INC. ANNOUNCES
RESIGNATION OF INDEPENDENT AUDITORS, TERMINATION OF ITS
PRESIDENT AND CLASS ACTION LAWSUIT

Spokane, Wash. — January 22, 2004 — Summit Securities, Inc. (AMEX: SGM.pr) (the “Company”), today announced that Ernst & Young LLP has resigned as the Company’s independent auditors, effective January 20, 2004. Following notification of this decision by Ernst & Young, the Audit Committee began the process of conducting a search for new independent auditors. In connection with its resignation, Ernst & Young indicated that it had concluded there were material misstatements in Metropolitan Mortgage & Securities, Inc.’s (“Metropolitan”), an affiliate of the Company, financial statements for the fiscal year ending September 30, 2002, it could not rely on the representations of management made in connection with its prior audits and reviews. As a result, Ernst & Young indicated it was withdrawing its independent auditor reports for all periods during which it has provided services to the Company. Accordingly, investors should not rely on the Company’s previously issued financial statements for periods for the fiscal years ended September 30, 2001 and September 30, 2002 and each of the quarters within the nine-month period ended June 30, 2003. The Company was not a party to the specific transaction identified by Ernst & Young as misstated.

The Company also announced that its Board of Directors voted today to terminate Tom Turner as President of the Company effective immediately and elected William Smith as the Company’s new President. The boards of directors of Old Standard Life Insurance Company and Old West Annuity & Life Insurance Company, subsidiaries of the Company, also met today and voted to terminate Tom Turner as Vice President of their companies effective immediately.

The Company further announced that it has previously received an informal inquiry by the Staff of the Securities and Exchange Commission regarding the Company’s prior disclosures of its loan portfolio and other financial information. The Company cannot now estimate the timing or potential outcome of that inquiry, and is fully cooperating with the SEC.

The Company also announced the filing of a class action lawsuit against the Company and certain of its affiliates in the United States District Court for the Eastern District of Washington. The lawsuit generally alleges violations of federal securities laws. Since these lawsuits have just been filed, the Company is not in a position to comment on this litigation.

As previously announced, the Company has retained financial advisors to assist it in evaluating its strategic options and liquidity position. In light of these new developments, Company management anticipates continuing to work with its financial advisors to re-evaluate its strategic options, including the likely negative or adverse impact that these new developments will have on the Company’s ability to improve its liquidity position.

Consistent with the rules of the Securities and Exchange Commission, the Company will shortly be filing a current report on Form 8-K providing further information regarding the resignation of Ernst & Young.

Statements made in this news release that are not historical facts are forward-looking statements. Actual results may differ materially from those projected in any forward-looking statement. Specifically, there are a number of important factors that could cause actual results to differ materially from those anticipated, such as the results of the Company’s ongoing review and the SEC inquiry, and the direct and indirect consequences of those inquiries. Additional information on these and other factors, which could affect the Company’s financial results, are included in its Securities and Exchange Commission filings. Finally, there may be other factors not mentioned above or included in the Company’s SEC filings that may cause actual results to differ materially from any of the results projected in any forward-looking statement. You should not place undue reliance on these forward-looking statements. The Company assumes no obligation to update any forward-looking statements as a result of new information, future events or developments, except as required by securities laws.

     Source: Summit Securities, Inc.

# # #

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT SECURITIES, INC.

Date: January 26, 2004	By:	/s/ Gregory Strate

Gregory Strate, Secretary

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

16.1	Letter to the Securities and Exchange Commission from Ernst
& Young LLP dated January 26, 2004.